SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

        Date of Report (Date of earliest event reported): March 2, 2005

                                    AVP, Inc.
               (Exact name of registrant as specified in charter)

 Delaware                         0-26454                       98-0142664
(State of                    (Commission File                 (IRS Employer
incorporation)                    Number)                    Identification No.)

6100 Center Drive, Suite 900, Los Angeles CA                       90045
  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number,
including area code:                                           (310) 426-8000

      Check the appropriate box if: None applicable

This Current Report on Form 8-K/A amends the Form 8-K disclosing an event under
Item 4.01 that was filed by the registrant on March 8, 2005 (the "Original Form 8-K"). The purpose of this amended 8-K is to attach a letter from the resigning accountants as disclosed in the Original Form 8-K.

Item 4.01 - Change in Registrant's Certifying Accountant.

      (a) On March 1, 2005, Othnet, Inc. (the "Company") replaced Malone & Bailey, PC ("Malone & Bailey") as its independent accountants. The decision was approved by the Company's Board of Directors.

      Malone & Bailey's reports on the Company's financial statements for the fiscal years ended April 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, except that the reports stated that they were prepared assuming that the Company will continue as a going concern, as to which the Company's recurring operating losses raised substantial doubt. During the Company's fiscal years ended April 30, 2003 and 2004 and the subsequent interim period preceding the termination, there were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, would have caused Malone & Bailey to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

      The Company requested that, within 10 business days from the date of filing of this report, Malone & Bailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements in this Item 4.01(a).

      (b) On March 2, 2005, the Company engaged Mayer Hoffman McCann, P.C. ("Mayer Hoffman") as the Company's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Mayer Hoffman, the Company has not consulted with Mayer Hoffman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None.

      (b)   Pro forma financial information. None

      (c)   Exhibits.


       Exhibit Number   Description
       --------------   -----------

            16.1 Letter from Malone & Bailey, PC dated March 16, 2005 regarding change in certifying accountant

                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AVP, INC.

                              By:  /s/ Andrew Reif
Dated: March 16, 2005              ------------------------------
                                   Name:  Andrew Reif
                                   Title: Chief Operating Officer